                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 16, 2007
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                                WATER CHEF, INC.
                                ----------------
               (Exact name of Registrant as Specified in Charter)

         Delaware                        0-30544                 86-0515678
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(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)         Identification No.)

                  1007 Glen Cove Avenue, Glen Head, Ny 11545
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               (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code (516) 656-0059
                                                         --------------

        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On January 16, 2007, Water Chef, Inc. (the "Company") appointed Leslie J.
Kessler to the position of President. In connection with her employment, she is to receive a salary of $9,000 per month. In addition, Ms. Kessler received a grant of 2,000,000 shares of the Company's common stock and a warrant to purchase 2,000,000 shares of the Company's common stock. The Company will implement a performance-based cash incentive plan for Ms. Kessler as well.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY
            ARRANGEMENTS OF CERTAIN OFFICERS.

      On January 16, 2006, the Company appointed Leslie J. Kessler to the position of President of the Company. For the past five years, Ms. Kessler has been President of LJK Associates. In her employment at LJK Associates, Ms.
Kessler provided consulting services to various companies and assisted in real estate matters.

      In April 2006, Ms. Kessler entered into a consulting agreement with the
Company pursuant to which she provided assistance in the areas of marketing, strategic planning, public relations and investor relations. Under the consulting agreement, Ms. Kessler received $6,000 per month as well as a warrant to purchase 4,000,000 shares of the Company's common stock.

ITEM 8.01.  OTHER EVENTS.

      On January 16, 2007, the Company issued a press release, a copy of which is attached hereto as EXHIBIT 99.1, with respect to Ms. Kessler's appointment as
President of the Company.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (d)   Exhibits.

      The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

      Exhibit No.      Description
      -----------      -----------
         99.1          Press Release dated January 16, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WATER CHEF, INC.
                                    ----------------
                                    (Registrant)

Date: January 17, 2007
                                    By: /s/ David A. Conway
                                        ----------------------------------------
                                       David A. Conway
                                       Chief Executive Officer

                                  EXHIBIT INDEX

      Exhibit No.      Description
      -----------      -----------
         99.1          Press Release dated January 16, 2007.